UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2003

GOLDEN STAR RESOURCES LTD.

(Exact name of registrant as specified in its charter)

CANADA (State or other jurisdiction of incorporation or organization)	1-12284 (Commission File Number)	98-0101955 (I.R.S. Employer Identification Number)

10579 Bradford Road, Suite 103 Littleton, Colorado (Address of principal executive offices)	80127-4247 (Zip Code)

Registrant’s telephone number, including area code: (303) 830-9000

No Change
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

Exhibit
No.	Description

99.1	Press release of Golden Star Resources Ltd., dated May 5, 2003, reporting financial results for the first quarter.

Item 9. Regulation FD Disclosure

     On May 5, 2003, Golden Star Resources Ltd. issued a press release reporting its 2003 first quarter financial results. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

     This information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition” under this Item 9, “Regulation FD Disclosure,” as directed by the Securities and Exchange Commission in Release No. 34-47583.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: May 5, 2003

Golden Star Resources Ltd.

By:	/s/ Allan J. Marter Allan J. Marter Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press release of Golden Star Resources Ltd., dated May 5, 2003, reporting financial results for the first quarter.